Results of Meeting of Shareholders

AXP PARTNERS FUNDAMENTAL VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          204,322,898.585                7,582,605.382
Philip J. Carroll, Jr.   204,772,753.925                7,132,750.042
Livio D. DeSimone        204,634,973.666                7,270,530.301
Barbara H. Fraser        204,925,569.353                6,979,934.614
Ira D. Hall              204,776,161.304                7,129,342.663
Heinz F. Hutter          204,320,490.026                7,585,013.941
Anne P. Jones            204,745,093.805                7,160,410.162
Stephen R. Lewis, Jr.    205,017,833.790                6,887,670.177
Alan G. Quasha           204,838,314.840                7,067,189.127
Stephen W. Roszell       204,983,236.203                6,922,267.764
Alan K. Simpson          203,946,798.956                7,958,705.011
Alison Taunton-Rigby     204,852,076.134                7,053,427.833
William F. Truscott      204,906,038.798                6,999,465.169

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
       165,340,831.534       16,774,179.523     5,873,497.910    23,916,995.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
       36,495,460.102         3,581,563.586     1,848,122.116     9,127,885.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP PARTNERS SELECT VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          204,322,898.585                7,582,605.382
Philip J. Carroll, Jr.   204,772,753.925                7,132,750.042
Livio D. DeSimone        204,634,973.666                7,270,530.301
Barbara H. Fraser        204,925,569.353                6,979,934.614
Ira D. Hall              204,776,161.304                7,129,342.663
Heinz F. Hutter          204,320,490.026                7,585,013.941
Anne P. Jones            204,745,093.805                7,160,410.162
Stephen R. Lewis, Jr.    205,017,833.790                6,887,670.177
Alan G. Quasha           204,838,314.840                7,067,189.127
Stephen W. Roszell       204,983,236.203                6,922,267.764
Alan K. Simpson          203,946,798.956                7,958,705.011
Alison Taunton-Rigby     204,852,076.134                7,053,427.833
William F. Truscott      204,906,038.798                6,999,465.169

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
       165,340,831.534       16,774,179.523     5,873,497.910    23,916,995.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
       15,719,783.611         1,684,644.884      779,387.675      1,266,244.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP PARTNERS SMALL CAP CORE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson           204,322,898.585                7,582,605.382
Philip J. Carroll, Jr.    204,772,753.925                7,132,750.042
Livio D. DeSimone         204,634,973.666                7,270,530.301
Barbara H. Fraser         204,925,569.353                6,979,934.614
Ira D. Hall               204,776,161.304                7,129,342.663
Heinz F. Hutter           204,320,490.026                7,585,013.941
Anne P. Jones             204,745,093.805                7,160,410.162
Stephen R. Lewis, Jr.     205,017,833.790                6,887,670.177
Alan G. Quasha            204,838,314.840                7,067,189.127
Stephen W. Roszell        204,983,236.203                6,922,267.764
Alan K. Simpson           203,946,798.956                7,958,705.011
Alison Taunton-Rigby      204,852,076.134                7,053,427.833
William F. Truscott       204,906,038.798                6,999,465.169

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

 Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  165,340,831.534          16,774,179.523       5,873,497.910    23,916,995.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

  Shares Voted "For"    Shares Voted "Against"    Abstentions   Broker Non-Votes
   4,342,492.872              237,086.530         118,459.509      426,422.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP PARTNERS SMALL CAP VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          204,322,898.585                7,582,605.382
Philip J. Carroll, Jr.   204,772,753.925                7,132,750.042
Livio D. DeSimone        204,634,973.666                7,270,530.301
Barbara H. Fraser        204,925,569.353                6,979,934.614
Ira D. Hall              204,776,161.304                7,129,342.663
Heinz F. Hutter          204,320,490.026                7,585,013.941
Anne P. Jones            204,745,093.805                7,160,410.162
Stephen R. Lewis, Jr.    205,017,833.790                6,887,670.177
Alan G. Quasha           204,838,314.840                7,067,189.127
Stephen W. Roszell       204,983,236.203                6,922,267.764
Alan K. Simpson          203,946,798.956                7,958,705.011
Alison Taunton-Rigby     204,852,076.134                7,053,427.833
William F. Truscott      204,906,038.798                6,999,465.169

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
       165,340,831.534       16,774,179.523     5,873,497.910    23,916,995.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
       70,517,702.017         6,867,947.192     3,506,906.389     5,961,755.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP PARTNERS VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          204,322,898.585                7,582,605.382
Philip J. Carroll, Jr.   204,772,753.925                7,132,750.042
Livio D. DeSimone        204,634,973.666                7,270,530.301
Barbara H. Fraser        204,925,569.353                6,979,934.614
Ira D. Hall              204,776,161.304                7,129,342.663
Heinz F. Hutter          204,320,490.026                7,585,013.941
Anne P. Jones            204,745,093.805                7,160,410.162
Stephen R. Lewis, Jr.    205,017,833.790                6,887,670.177
Alan G. Quasha           204,838,314.840                7,067,189.127
Stephen W. Roszell       204,983,236.203                6,922,267.764
Alan K. Simpson          203,946,798.956                7,958,705.011
Alison Taunton-Rigby     204,852,076.134                7,053,427.833
William F. Truscott      204,906,038.798                6,999,465.169

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
       165,340,831.534       16,774,179.523     5,873,497.910    23,916,995.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

     Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
       37,821,652.073         3,033,617.940     1,433,682.471     7,134,689.000

* Denotes Registrant-wide proposals and voting results.